UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2008

INTERNATIONAL FOOD PRODUCTS GROUP, INC.

(Exact name of Registrant as specified in its charter)

____________________

Nevada (State or other Jurisdiction of Incorporation or organization)	000-33251 (Commission File Number)	33-0903004 (IRS Employer I.D. No.)

___________________________

620 Newport Ctr Drive Suite 570

Newport Beach, CA  92660

949-903-1792

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)

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ITEM 5.02    Departure of Director

On February 10, 2008, Joseph R. Rodriguez, Jr resigned as a member of the Board of Directors and as an officer of International Food Products Group, Inc., for personal reasons.  There was no disagreement with the Registrant on any matter in connection with his departure.  Mr. Rodriguez did not serve on any separate Committee of the Board of Directors.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FOOD PRODUCTS GROUP, INC.

Dated: February 11, 2009

By  Richard Damion

/s/ Richard Damion

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